0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 ELBIT SYSTEMS LTD. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, APRIL 9, 2024 KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned shareholder hereby appoints ADI PIN- CHAS CONFINO as the true and lawful proxy of the undersigned, with full power of substitution, to vote with respect to all of the ordinary shares of ELBIT SYSTEMS LTD. (the “Company”), held in the name of the undersigned at the close of business on Monday, March 4, 2024, at the Company’s Extraordinary General Meeting of Shareholders to be held at the Company’s offices at the Advanced Technology Center, Haifa, Israel on Tuesday, April 9, 2024, at 2:00 p.m. Israel time (the “Meeting”), and at any adjournments and postponements, with all power that the undersigned would have if personally present and especially (but without limitation) to vote as follows: The shares represented by this Proxy will be voted in the manner instructed. To the extent permitted by law and applicable stock exchange requirements, if no instructions to the contrary are indicated, the shares will be voted “FOR” all proposals listed on the reverse side and on such other matters as may properly come before the Meeting. A shareholder’s proxy card must be received by the Company no later than twenty-four (24) hours before the time fixed for the Meeting, i.e., by Monday, April 8, 2024 at 2:00 p.m. Israel time. (Continued and to be signed on the reverse side) 1.1

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF ELBIT SYSTEMS LTD. April 9, 2024 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card are available at www.elbitsystems.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. APPROVAL OF THE AMENDED COMPENSATION POLICY OF THE COMPANY, SUBSTANTIALLY IN THE FORM ATTACHED AS EXHIBIT A TO THE ACCOMPANY- ING PROXY STATEMENT. 1.a. By checking the box marked “YES” in this section 1.a, the undersigned hereby confirms that he, she or it is not a Controlling Shareholder of the Company and does not have a Personal Interest (as each of these terms is defined in the Proxy Statement), in the approval of Proposal 1. If the undersigned is a Controlling Shareholder of the Company or has a Personal Interest in the approval of Proposal 1, check the box “No”. [MUST COMPLETE 1.a]. (Please note: if you do not mark either Yes or No, your shares will NOT be voted on Proposal 1). 2. APPROVAL OF THE AMENDED EMPLOYMENT AGREEMENT OF THE COMPANY’S PRESIDENT AND CHIEF EXECUTIVE OFFICER, MR. BEZHALEL MACHLIS. 2.a. By checking the box marked “YES” in this section 2.a, the undersigned hereby confirms that he, she or it is not a Controlling Shareholder of the Company and does not have a Personal Interest (as each of these terms is defined in the Proxy Statement), in the approval of Proposal 2. If the undersigned is a Controlling Shareholder of the Company or has a Personal Interest in the approval of Proposal 2, check the box “No”. [MUST COMPLETE 2.a]. (Please note: if you do not mark either Yes or No, your shares will NOT be voted on Proposal 2). Proxies previously given are hereby revoked. The below-signed hereby acknowledge(s) receipt of the Notice of the Company’s Extraordinary General Meeting of Shareholders and the accompanying Proxy Statement. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided.------------------ ---------------- 040924 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. FOR AGAINST ABSTAIN YES NO YES NO FOR AGAINST ABSTAIN